UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 21, 2026
(Date of earliest event reported)
LABCORP HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	99-2588107
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington	,	North Carolina	27215
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
As of March 26, 2026, the date of record for determining the shareholders of Labcorp Holdings Inc. (the “Company”) entitled to vote on the proposals presented at the Company’s 2026 Annual Meeting of the Shareholders (the “Annual Meeting”), there were 82,187,046 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 76,382,627 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”). The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1.
The Company’s shareholders elected the following persons, who were listed in the Proxy Statement, to the Board of Directors of the Company (the “Board”) to hold office for the term expiring at the 2027 Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation, or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adam H. Schechter	65,401,337	4,958,626	199,252	5,823,412
Kerrii B. Anderson	65,239,780	5,292,331	27,104	5,823,412
Victor Bulto	70,498,948	34,977	25,290	5,823,412
Jeffrey A. Davis	70,478,919	56,436	23,860	5,823,412
Kirsten M. Kliphouse	70,499,628	36,211	23,376	5,823,412
Garheng Kong, M.D., Ph.D.	50,153,535	20,110,931	294,749	5,823,412
Peter M. Neupert	65,976,598	4,555,882	26,735	5,823,412
Richelle P. Parham	67,776,302	2,757,710	25,203	5,823,412
Paul B. Rothman, M.D.	70,194,447	340,176	24,592	5,823,412
John H. Sampson, M.D., Ph.D.	70,465,205	70,221	23,789	5,823,412
Kathryn E. Wengel	70,186,853	348,897	23,465	5,823,412

Proposal 2.
The Company’s shareholders approved in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,519,291	3,735,777	304,147	5,823,412

Proposal 3.
The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,291,589	53,650	37,388	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.
Registrant

Date: May 26, 2026	By:	/s/ KATHRYN W. KYLE
Kathryn W. Kyle
Executive Vice President, Chief Legal Officer and Corporate Secretary